EXHIBIT 99.2

HPI PARTNERS, LLC AND SUBSIDIARY

Financial Statements

March 31, 2009

HPI Partners, LLC and Subsidiary Consolidated Balance Sheets

	March 31,	December 31,
	2009	2008
	(Unaudited)
Assets
Cash	$9,135	$292
Accounts receivable	-	20,000
Deposits	3,750	3,750
Prepaid expenses	5,771	8,045
Notes receivable (Note 6)	152,350	120,750
Investment securities - marked to market (Note 1)	70,000	35,000
Equipment, less accumulated depreciation of
$383 (2009) and $268 (2008)	1,917	2,032
Other assets	7,698	4,948

	$250,621	$194,817

Liabilities and Members Deficit
Current liabilities:
Accounts and notes payable:
Accounts payable, included related parties of
$75,821 (2009) and $46,757 (2008) (Note 3)	$334,371	$276,320
Notes payable, including related parties of $52 (2009)
and $33,292 (2008) (Notes 3, 4)	706	108,946
Convertible notes payable, including related parties of
$0 (2009) and $25,000 (2008) (Notes 3, 4)	-	225,000
Payroll liabilities (Note 5)	52,576	52,576
Accrued expenses	8,346	3,576
Accrued interest payable:
Interest payable, promissory notes (Notes 3, 4)	987	2,070
Interest payable, convertible notes (Notes 3, 4)	-	21,426

Total current liabilities	396,986	689,914

Commitments and contingencies (Note 8)

Members equity deficiency:
Members equity (Note 7)	2,237,500	1,636,800
Accumulated deficit	(2,383,865)	(2,131,897)

Total members deficit	(146,365)	(495,097)

Total liabilities and members equity	$250,621	$194,817

See notes to consolidated financial statements.

HPI Partners, LLC and Subsidiary Consolidated Statements of Operations (Unaudited)

	Three months ended
	March 31,
	2009	2008

Operating expenses:
Product development expense	$13,813	$-
Selling, general and administrative	268,773	81,223
	282,586	81,223
Other expense (income)
Unrealized loss on investments (Note 1)	(35,000)	-
Interest expense, including related party
interest of $1,183 (2009) and $648 (2008) (Notes 3, 4, 5)	4,382	5,562
	(30,618)	5,562

Net loss	$(251,968)	$(86,785)

See notes to consolidated financial statements.

HPI Partners, LLC and Subsidiary Consolidated Statements of Members' Deficit (Unaudited)

	Membership interests	Accumulated deficit	Total members' equity deficiency
Balance at November 11, 2008 Inception Date	$-	$-	$-

Net loss	-	(12,125)	(12,125)

Balance at December 31, 2007		(12,125)	(12,125)

January through December 2008,
sale of membership interests	1,486,800	-	1,486,800

December 2008, issuance of membership
interest for debt	150,000	-	150,000

Net loss		(2,119,772)	(2,119,772)

Balance at December 31, 2008	1,636,800	(2,131,897)	(495,097)

January through March 2008
sale of membership interests (Note 7)	239,800	-	239,800

Conversion of debt into membership
interests (Notes 3, 4 & 7)	360,900	-	360,900

Net loss		(251,968)	(251,968)

Balance at March 31, 2009	$2,237,500	$(2,383,865)	$(146,365)

See notes to consolidated financial statements.

HPI Partners, LLC and Subsidiary Consolidated Statements of Cash Flows (Unaudited)

	Three months ended March 31,
	2009	2008

Cash flows from operating activities:
Net Loss	$(251,968)	$(86,785)

Adjustments to reconcile net loss to net
cash used by operating activities:
Depreciation	115	-
Unrealized gain (Note 1)	(35,000)	-
Change in operating assets and liabilities:
Increase in notes receivable (Note 6)	(31,600)	(87,055)
Increase in interest receivable (Note 6)	(2,750)	-
Decrease in accounts receivable	20,000	-
Increase in accounts payable (Note 3)	58,051	13,096
Increase in accrued expenses	13,161	4,176
Net cash used in operating acvities	(229,991)	(156,568)

Cash flows from investing activities:
Debt securities (Note 1)	-	(50,000)
Net cash provided by investing activities	-	(50,000)

Cash flows from financing activities:
Issuance of notes payable (Notes 3, 4)	13,500	162,000
Payment of notes payable (Notes 3, 4)	(14,466)	(18,928)
Issuance of membership interests (Note 7)	239,800	515,000
Net cash provided by financing activities	238,834	658,072

Net change in cash and cash equivalents	8,843	451,504

Cash and cash equivalents:
Beginning of period	292	39,953

End of period	$9,135	$491,457

Supplemental disclosure of cash flow information:
Cash paid during the period for:
Income taxes	$-	$-
Interest	$1,007	$573

Noncash financing transactions:
Notes and interest payable converted to
membership interests (Note 7)	$360,900	$-

See notes to consolidated financial statements.

HPI PARTNERS, LLC AND SUBSIDIARY
Notes to Financial Statements
March 31, 2009
(Unaudited)

1.           Business, Organization and Basis of Presentation

HPI Partners, LLC (the “Company”) is a Colorado limited liability company formed on November 8, 2007.  The Company was formed to acquire two secured promissory notes and certain collateralized assets of Hydrogen Power, Inc. underlying those notes out of receivership in King County Washington.  In order to acquire the collateralized assets, on April 4, 2008, the Company purchased two promissory notes secured by the assets of HPI (the “Secured Notes”) owned by two institutional investors for a total of $815,564.  In September 2008, the Company was awarded all of HPI’s assets excluding cash and computer data, laboratory notebooks, and patents and patent applications that are subject to arbitration proceedings in which the Company is a party.

On May 16, 2008, the Company formed AlumiFuel Power, Inc., a Colorado corporation, which is a wholly-owned operating subsidiary of the Company.  AlumiFuel Power, Inc. of Philadelphia, Pennsylvania (“API”), is an early production-stage alternative energy company that generates hydrogen gas and steam for multiple niche applications requiring on-site, on-demand fuel sources.  API’s hydrogen drives fuel cells for back-up, remote, and portable power, fills inflatable devices such as weather balloons, and can replace costly, hard-to-handle and high pressure K-Cylinders. Its steam/hydrogen output is also being designed to drive turbine-based underwater propulsion systems and auxiliary power systems.

Inherent in the Company’s business are various risks and uncertainties, including its limited operating history.  The Company’s future success will be dependent upon the successful commercialization of its hydrogen generation technology.

In connection with the Company’s acquisition of the HPI assets, the acquisition of certain intellectual property of HPI was disputed.  Accordingly, the Company is party to an arbitration proceeding to determine whether this intellectual property can be transferred to the Company as part of the asset acquisition.  While the Company believes it is entitled to ownership of these disputed assets and therefore will prevail in the arbitration, the Company does not believe the acquisition of this intellectual property is necessary to operate its business and will continue to operate whatever the outcome of the arbitration proceedings may be.

The financial statements presented are for the three month period ended March 31, 2009 for HPI Partners, LLC and its operating subsidiary AlumiFuel Power, Inc. and the three month period ended March 31, 2008 for HPI Partners, LLC.  These financial statements should be read in conjunction with the Company’s audited financial statements for the year ended December 31, 2008.

The accompanying financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business.  As shown in the accompanying financial statements, the Company has had very limited revenue through March 31, 2009, and has an accumulated net deficit of $2,383,865 from its inception through December 31, 2008.  These factors, among others, may indicate that the Company will be unable to continue as a going concern for a reasonable period of time.

The financial statements do not include any adjustments relating to the recoverability and classification of assets and liabilities that might be necessary should the Company be unable to continue as a going concern.  The Company’s continuation as a going concern is dependent on its ability to raise capital through equity offerings and debt borrowings to meet its obligations on a timely basis and ultimately to attain profitability.

The accompanying consolidated financial statements are prepared in accordance with Generally Accepted Accounting Principles in the United States of America (“USGAAP”). The consolidated financial statements of the Company include the Company and its subsidiary.  All material inter-company balances and transactions have been eliminated.

HPI PARTNERS, LLC AND SUBSIDIARY
Notes to Financial Statements
March 31, 2009
(Unaudited)

The accompanying consolidated financial statements have been prepared by the Company without audit.  In the opinion of management, all adjustments necessary to present the financial position, results of operations and cash flows for all stated periods have been made.  Except as described below, these adjustments consist only of normal and recurring adjustments. Certain information and note disclosures normally included in the Company’s annual consolidated financial statements prepared in accordance with accounting principles generally accepted in the United States of America have been condensed or omitted. These condensed consolidated financial statements should be read in conjunction with a reading of the Company’s consolidated financial statements and notes thereto included in the Company’s Form 10-K annual report filed with the Securities and Exchange Commission (SEC) on April 15, 2009.  Interim results of operations for the three months ended March 31, 2009 and 2008 are not necessarily indicative of future results for the full year.  Certain amounts from the 2008 periods have been reclassified to conform to the presentation used in the current period.

Acquisition of Hydrogen Power, Inc. Assets

Effective September 3, 2008, the Company acquired certain of the assets of HPI out of receivership proceedings in King County, Washington.   The Company was awarded all of HPI’s assets excluding cash and computer data, laboratory notebooks, and patents and patent applications that are subject to arbitration proceedings in which the Company is a party.  The assets acquired included furniture and fixtures, tools and laboratory equipment, certain prototype reactors and 3,500,000 shares of FastFunds Financial Corporation common stock valued at $210,000 on the acquisition date.

Through December 31, 2008, the Company recorded a total of $1,200,893 for the purchase of the HPI assets including $815,564 through purchase of the Secured Notes and $385,329 in “asset acquisition costs” comprised of $209,068 in legal fees and $176,261 in expenses paid on behalf of HPI during the receivership to preserve the assets.  The $815,564 was classified as “Debt securities” on our balance sheet at December 31, 2008.  At of December 31, 2008, the Company and its managers evaluated the likelihood of future repayment on the debt securities and determined they were permanently impaired as of that date.  Accordingly, the difference of $605,563 was recorded as “write-down of debt securities” at of December 31, 2008.

The 3,500,000 shares of FastFunds Financial Corporation common stock are presented on the balance sheet as “Investment securities – marked to market” and are marked to their fair value at the end of each reporting period.  The shares were valued at $210,000 at their acquisition date and $35,000 at December 31, 2008 based on the then market price of $0.01 per share.  At March 31, 2009, the shares were valued at $70,000 based on the closing market price of $0.02 per share on that date.  Accordingly, the corresponding increase in value of $35,000 was recorded as “Unrealized gain on investment” at March 31, 2009 on the statements of operations.

2.           Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Cash and Cash Equivalents

The Company considers all highly liquid securities with original maturities of three months or less when acquired to be cash equivalents.  Cash equivalents at March 31, 2009 were $9,135.

HPI PARTNERS, LLC AND SUBSIDIARY
Notes to Financial Statements
March 31, 2009
(Unaudited)

Stock-based Compensation

The Company accounts for stock-based compensation arrangements in accordance with the provisions of, and accounts for stock-based compensation in accordance with Statement of Financial Accounting Standards (SFAS) No. 123 – revised 2004 (“SFAS 123R”) Share-Based Payment which replaced SFAS No. 123, Accounting for Stock-Based Compensation (“SFAS No. 123”) and supersedes Opinion No. 25 of the Accounting Principles Board, Accounting for Stock Issued to Employees (APB 25).  The Company elected the modified-prospective method, under which prior periods are not revised for comparative purposes.  As of March 31, 2009, the Company had no outstanding stock options or warrants.

Debt Issue Costs

The costs related to the issuance of debt are capitalized and amortized to interest expense using the straight-line method over the lives of the related debt.  The straight-line method results in amortization that is not materially different from that calculated under the effective interest method.

Concentration of Credit Risk

The Company has concentrated its credit risk for cash by maintaining deposits in a financial institution, which may at times exceed the amounts covered by insurance provided by the United States Federal Deposit Insurance Corporation (“FDIC”).   The Company has not experienced any losses in such account and believes it is not exposed to any significant credit risk in cash.

Financial Instruments

At March 31, 2009, the fair value of the Company’s financial instruments approximate their carrying value based on their terms and interest rates.

Recently issued accounting pronouncements

In September 2006, the Financial Accounting Standards Board (“FASB”) issued SFAS No. 157, “Fair Value Measurements.” SFAS No. 157 defines fair value, establishes a framework for measuring fair value under generally accepted accounting principles, and expands disclosures about fair value measurements. This statement, as it relates to financial assets and liabilities, is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years.  On February 12, 2008, the FASB issued FSP No. FAS 157-2, “Effective Date of FASB Statement No. 157,” which delayed the effective date of SFAS No. 157 for all nonfinancial assets and nonfinancial liabilities, except those that are recognized or disclosed at fair value in the financial statements on at least an annual basis, until January 1, 2009 for calendar year-end entities. Upon adoption, the provisions of SFAS No. 157 are to be applied prospectively with limited exceptions.  The adoption of SFAS No. 157 is not expected to have a material impact on our consolidated financial statements.

In February 2007, the FASB issued SFAS No. 159, “Fair Value Option for Financial Assets and Financial Liabilities”, which permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value and establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. SFAS No. 159 is effective for fiscal years beginning after November 15, 2007. The Company did not adopt SFAS No. 159 on any individual instrument as of January 1, 2008.

In December 2007, the FASB issued SFAS No. 141 (revised 2007), “Business Combinations” (“SFAS No. 141R”). SFAS No. 141R is a revision to SFAS No. 141 and includes substantial changes to the acquisition method used to account for business combinations (formerly the “purchase accounting” method), including broadening the definition of a business, as well as revisions to accounting methods for contingent consideration and other contingencies related to the acquired business, accounting for transaction costs, and accounting for adjustments to provisional amounts recorded in connection with acquisitions. SFAS No.141R retains the fundamental requirement of SFAS No. 141 that the acquisition method of accounting be used for all business combinations and for an acquirer to be identified for each business combination. SFAS No. 141R is effective for periods beginning on or after December 15, 2008, and will apply to all business combinations occurring after the effective date. The Company is currently evaluating the requirements of SFAS No. 141R.

HPI PARTNERS, LLC AND SUBSIDIARY
Notes to Financial Statements
March 31, 2009
(Unaudited)

The FASB also issued SFAS No. 161 “Disclosures About Derivatives Instruments and Hedging Activities” in March 2008.  This statement requires enhanced disclosures about an entity’s derivative and hedging activities and thereby improves the transparency of financial reporting.  This statement is effective for financial statements for fiscal years and interim periods beginning after November 15, 2008, with earlier application encouraged.  The Company is currently evaluating the requirements of SFAS No. 161.

3.           Related Party Transactions

Effective January 1, 2008, the Company authorized a management fee of $10,000 per month paid to management of the Company through a third-party LLC.

Notes Payable

During the year ended December 31, 2008, the Company issued various promissory notes payable to one of its managers, Henry Fong, in exchange for loans totaling $69,900.  Each note carried an interest rate of 10% per annum and was due on demand.  During the year ended December 31, 2008, the Company repaid $52,336 in principal on these notes leaving a principal balance due at December 31, 2008 of $17,564.  During the three months ended March 31, 2009, the entire principal balance of these notes plus $536 in accrued interest was converted to $18,100 of membership interest in the Company.

During the year ended December 31, 2008, the Company issued various promissory notes payable to a company owned by one of its managers, Henry Fong, in exchange for loans totaling $24,100.  Each note carried an interest rate of 10% per annum and was due on demand.  During the year ended December 31, 2008, the Company repaid $21,682 in principal on these notes leaving a principal balance due at December 31, 2008 of $2,418.  During the three months ended March 31, 2009 an additional $13,500 was loaned to the Company while $12,366 was repaid on these notes.  On March 4, 2009, $3,500 of the remaining balance of these notes was converted to a like amount of membership interest in the Company leaving a principal balance due at March 31, 2009 of $52.

In December 2007, the Company issued a convertible note payable to a company owned by one of its managers, Henry Fong, in exchange for $25,000.  This note carried and interest rate of 10% per annum and was due on January 17, 2008.  As of December 31, 2008, the entire principal balance of this note remained due and outstanding.  On March 13, 2009, the entire principal balance plus $3,000 in accrued interest was converted to a $28,000 membership interest in the Company.

During the year ended December 31, 2008, the Company issued various promissory notes payable to a company owned by its Managers, Henry Fong and Thomas B. Olson, in exchange for loans totaling $46,800.  Each note carried an interest rate of 10% per annum and was due on demand.  During the year ended December 31, 2008, the Company repaid $33,490 in principal on these notes leaving a principal balance due at December 31, 2008 of $13,310.  During the three months ended March 31, 2009, $2,101 of these funds was repaid in cash and on March 4, 2009, the balance of $11,209 plus accrued interest of $591 was converted to $11,800 of membership interest in the Company.

HPI PARTNERS, LLC AND SUBSIDIARY
Notes to Financial Statements
March 31, 2009
(Unaudited)

Accounts Payable

At March 31, 2009, the Company owed the president of API, David J. Cade, $8,675 in expenses incurred by him during 2008 and 2009.

At March 31, 2009, the Company owed the chief technology officer of API, John Boyle, $26,754 in consulting fees.

At March 31, 2009, the Company owed the Executive Vice President and Legal Counsel of API, Michael McAllister, $40,392 in consulting fees.

Beginning April 1, 2008, the Company rented office space from an affiliate of its managers at the rate of $500 per month for limited office space and the use of telephone systems and other office equipment.  Rent expense totaled $1,500 during the three month period ended March 31, 2009 and $3,000 remained unpaid for rent expense incurred during 2008 and 2009.

4.           Notes Payable

In December 2007, the Company issued a note payable to an unaffiliated third party in exchange for $25,000.  This note carried and interest rate of 10% per annum and is due on demand.  As of December 31, 2007, the entire principal balance of this note remained due and outstanding.  During the year ended December 31, 2009, an additional $20,000 was loaned to the Company and $44,346 was repaid leaving an unpaid principal balance of $654 due on these loans at December 31, 2009 and March 31, 2009.

In February 2008, the Company issued a note payable to an unaffiliated third party in exchange for $50,000.  This note carried and interest rate of 10.5% per annum and was due 90 days following its issuance and later extended to July 1, 2008.  As of December 31, 2008, the entire principal balance of this note remained due and outstanding.  On March 13, 2009, the entire principal balance of this note plus accrued interest of $1,900 was converted to $51,900 of membership interest in the Company

In December 2008, the Company issued a note payable to an unaffiliated third party in exchange for $25,000.  This note carried and interest rate of 10% per annum and was due on December 31, 2008.  As of December 31, 2008, the entire principal balance of this note remained due and outstanding.  On March 13, 2009, the entire principal balance of this note plus $600 in accrued interest was converted to a $25,600 membership interest in the Company.

Notes payable consisted of the following at March 31, 2009:

March 31, 2009
$25,000 promissory note issued in December 2007 and due on demand; 10% interest rate	$654

$654

During the quarter ended March 31, 2009, the company incurred $1,981 in interest expense on the various promissory notes.

HPI PARTNERS, LLC AND SUBSIDIARY
Notes to Financial Statements
March 31, 2009
(Unaudited)

Convertible Notes Payable

In December 2007, the Company issued notes payable for the issuance of $125,000 of 10% unsecured convertible notes (the “December Notes”).  Included in the December Notes is $25,000 received from an entity controlled by Henry Fong, a manager of the Company, and described in Related Party Transactions above.  The December Notes were due and payable thirty days from their issuance and are convertible into a membership interest in the Company on a $1.00 for $1.00 basis. The Company has determined that the conversion feature does not represent an embedded derivative as the conversion price is known and is not variable making them conventional.  The Company determined there was no beneficial conversion feature related to the December Notes as there was no difference between the conversion price and the price paid by the Company’s existing members in previous equity transactions.  Each of these notes remained outstanding at December 31, 2008.

In March 2008, the Company issued additional notes payable for the issuance of $100,000 of 10% unsecured convertible notes (the “March Notes”).  The March Notes were due and payable thirty days from their issuance and are convertible into a membership interest in the Company on a $1.00 for $1.00 basis. The Company has determined that the conversion feature does not represent an embedded derivative as the conversion price is known and is not variable making them conventional.  The Company determined there was no beneficial conversion feature related to the December Notes as there was no difference between the conversion price and the price paid by the Company’s existing members in previous equity transactions.  Each of these notes remained outstanding at December 31, 2008.

On March 13, 2009, the entire principal balance of these notes plus $25,000 in accrued interest was converted to $250,000 of membership interest in the Company.  Included in this amount is $28,000 converted by a company owned by Henry Fong, a manager of the Company.

During the three month period ended March 31, 2009, the Company incurred interest expense of $4,670 on the convertible notes.

5.           Payroll Liabilities

Following the formation of API in May 2008, the Company hired certain former employees of HPI and maintained an office in Seattle, Washington.  During that time, the Company paid wages to these employees without the benefit of a payroll management service.  Upon the Company’s move from Seattle to Philadelphia, Pennsylvania in October 2008, the Company retained the services of a payroll management service to handle its payroll functions.  During that period from May to October 2008, the Company recorded $52,576 in payroll liabilities due from wages paid to its employees.  This amount is included on the balance sheets at March 31, 2009 as “payroll liabilities”.

6.           Notes Receivable

During the year ended December 31, 2008, the Company loaned $120,750 to FastFunds Financial Corporation, an affiliate.  Each of these loans carries an interest rate of 8% per annum and are due on demand.  During the three months ended March 31, 2009, the Company loaned an additional $31,600 for a total outstanding balance at March 31, 2009 of $152,250.  The Company recorded $2,750 in interest receivable on these notes that was recorded as an offset to “Other income - interest expense” on the March 31, 2009 Statements of Operations.

HPI PARTNERS, LLC AND SUBSIDIARY
Notes to Financial Statements
March 31, 2009
(Unaudited)

7.           Members Equity Deficiency

During the three months ended March 31, 2009, the Company sold membership interests totaling $239,800 to twenty one individuals or entities.  In addition, various notes payable plus accrued interest totaling $360,900 described above were converted to membership interests equaling the same amount.  In addition to their membership interest, each members will receive warrants to purchase up to 12,987,500 shares of common stock of the publicly traded company upon consummation of any transaction through which the Company becomes publicly traded.  The terms of these warrants will be negotiated and determined as part of any such going public transaction.

8.           Commitments and Contingencies

In addition to their membership interest, members of the Company are entitled to receive warrants to purchase shares of common stock of the publicly traded company upon consummation of any transaction through which the Company becomes publicly traded.  The total number of warrants to be issued and terms of these warrants will be negotiated and determined as part of any such going public transaction and will be based on the total membership interests outstanding at the close of such transaction.  As of March 31, 2009, the members holding $2,237,500 in membership interests in the Company would be entitled to receive 12,987,500 warrants.

In connection with the Company’s acquisition of the HPI assets, the acquisition of certain intellectual property of HPI was disputed.  Accordingly, the Company is party to an arbitration proceeding to determine whether this intellectual property can be transferred to the Company as part of the asset acquisition.  While the Company believes it is entitled to ownership of these disputed assets and therefore will prevail in the arbitration, the Company does not believe the acquisition of this intellectual property is necessary to operate its business and will continue to operate whatever the outcome of the arbitration proceedings may be.

9.           Income Taxes

The Internal Revenue Service treats multi-member Limited Liability Corporation’s as partnerships for tax purposes.  Multi-member LLCs therefore do not pay taxes on business income; instead, the LLC owners each pay taxes on their share of the profits through their personal income tax returns. Each LLC member's share of profits and losses, called a distributive share, is set out pursuant to the terms of the LLC operating agreement.  Accordingly, the Company records no tax assets or liabilities.